UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01976

Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

767 Fifth Avenue, Suite 4701, New York, NY 10153-4798

(Address of principal executive offices) (Zip code)

Robert D. Goldfarb

Ruane, Cunniff & Goldfarb Inc.

767 Fifth Avenue

Suite 4701

New York, New York 10153-4798

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-5280

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

Sequoia

Fund, Inc.

ANNUAL
REPORT

DECEMBER 31, 2011

SEQUOIA FUND, INC.
ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
With Income Dividends and Capital Gains
Distributions Reinvested in Shares (Unaudited)

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2011. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

PERIOD ENDED:	Value of Initial $10,000 Investment	Value of Cumulative Reinvested Capital Gains Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares
July 15, 1970	$10,000	$—	$—	$10,000
May 31, 1971	11,750	—	184	11,934
May 31, 1972	12,350	706	451	13,507
May 31, 1973	9,540	1,118	584	11,242
May 31, 1974	7,530	1,696	787	10,013
May 31, 1975	9,490	2,137	1,698	13,325
May 31, 1976	12,030	2,709	2,654	17,393
May 31, 1977	15,400	3,468	3,958	22,826
Dec. 31, 1977	18,420	4,617	5,020	28,057
Dec. 31, 1978	22,270	5,872	6,629	34,771
Dec. 31, 1979	24,300	6,481	8,180	38,961
Dec. 31, 1980	25,040	8,848	10,006	43,894
Dec. 31, 1981	27,170	13,140	13,019	53,329
Dec. 31, 1982	31,960	18,450	19,510	69,920
Dec. 31, 1983	37,110	24,919	26,986	89,015
Dec. 31, 1984	39,260	33,627	32,594	105,481
Dec. 31, 1985	44,010	49,611	41,354	134,975
Dec. 31, 1986	39,290	71,954	41,783	153,027
Dec. 31, 1987	38,430	76,911	49,020	164,361
Dec. 31, 1988	38,810	87,760	55,946	182,516
Dec. 31, 1989	46,860	112,979	73,614	233,453
Dec. 31, 1990	41,940	110,013	72,633	224,586
Dec. 31, 1991	53,310	160,835	100,281	314,426
Dec. 31, 1992	56,660	174,775	112,428	343,863
Dec. 31, 1993	54,840	213,397	112,682	380,919
Dec. 31, 1994	55,590	220,943	117,100	393,633
Dec. 31, 1995	78,130	311,266	167,129	556,525
Dec. 31, 1996	88,440	397,099	191,967	677,506
Dec. 31, 1997	125,630	570,917	273,653	970,200
Dec. 31, 1998	160,700	798,314	353,183	1,312,197
Dec. 31, 1999	127,270	680,866	286,989	1,095,125
Dec. 31, 2000	122,090	903,255	289,505	1,314,850
Dec. 31, 2001	130,240	1,002,955	319,980	1,453,175
Dec. 31, 2002	126,630	976,920	311,226	1,414,776
Dec. 31, 2003	147,610	1,146,523	362,790	1,656,923
Dec. 31, 2004	154,270	1,200,687	379,159	1,734,116
Dec. 31, 2005	155,450	1,331,529	382,059	1,869,038
Dec. 31, 2006	152,750	1,496,788	375,422	2,024,960
Dec. 31, 2007	139,120	1,713,258	342,768	2,195,146
Dec. 31, 2008	95,270	1,265,238	241,397	1,601,905
Dec. 31, 2009	109,900	1,459,533	278,860	1,848,293
Dec. 31, 2010	129,290	1,745,828	333,509	2,208,627
Dec. 31, 2011	145,500	1,979,112	375,323	2,499,935

The total amount of capital gains distributions reinvested in shares was $1,455,712. The total amount of dividends reinvested was $130,082, including return of capital distributions reinvested of $5,294.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

To the Shareholders of Sequoia Fund, Inc.

Dear Shareholder:

Sequoia Fund’s results for the quarter and year ended December 31, 2011 appear below with comparable results for the S&P 500 Index:

To December 31, 2011	Sequoia Fund	Standard & Poor’s 500*
Fourth Quarter	12.58%	11.82%
1 Year	13.19%	2.11%
5 Years (Annualized)	4.30%	-0.25%
10 Years (Annualized)	5.57%	2.92%

The performance shown above represents past performance and does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown.

* The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations. The performance data quoted represents past performance and assumes reinvestment of distributions. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Year to date performance as of the most recent month end can be obtained by calling DST Systems, Inc. at (800) 686-6884.

The Fund outperformed the S&P 500 Index for the fourth quarter and the year. While the stock market posted modest gains in 2011, an investor in the Index still would not have recovered his losses from 2008, when the Index declined 37%. Over the past five years, the Index has generated a slightly negative overall return while Sequoia has compounded at a 4.3% annual rate, net of fees.

Sequoia has generated this return while operating with roughly 15% to 20% of our assets in cash for most of the past four years. We were pleased with the 13.2% gain in the Fund for the year but recognize that our performance would have been better had we been fully invested in the stocks we already owned.

The high concentration of cash in the Fund in 2011 was not by design. We entered 2011 with a 21% cash position, but were quite active buying securities during the year. Sequoia ended 2010 with 34 stocks in the portfolio. We added a net of 12 positions in 2011, bringing us to 46 stocks. Overall, the Fund began the year with a bit less than $3.5 billion of assets under management and was a net purchaser of $643 million of equities during the year.

However, we were surprised by the inflow of money into the Fund that occurred after we were named last January as domestic equity fund managers of the year for 2010 by Morningstar. In 2011 investors contributed $930 million to Sequoia, net of withdrawals. We thought the inflow that began immediately after the award would prove temporary, but it remained steady all year. It became a problem in the fourth quarter. Stock market valuations rebounded strongly at the end of the year and our buying activity slowed in response. Yet Sequoia took in more than $275 million during the quarter.

Thus, despite our best efforts we finished 2011with more than $1 billion in cash in the Fund and roughly the same 21% cash weighting as we had at the start. Faced with what are, for now, limited options for deploying capital, we elected in early January to close the Fund to new investment from financial services platforms such as Charles Schwab, TD Ameritrade and E*Trade, as they were accounting for the overwhelming majority of our inflows.

Turning to performance, we experienced broad-based strength from our equities in 2011. Nine of the 10 largest positions in Sequoia outperformed the 2.1% return of the S&P 500 Index.

At year-end, the 10 largest holdings in Sequoia represented 52.8% of the Fund’s assets and nearly two-thirds of our investments in securities. As always, we endeavor to concentrate Sequoia in our best ideas. Though we finished the year with a record number of companies in the Fund, we remain comfortable with our overall level of concentration in the top 10 positions.

As we reported to you last year, we have been steadily adding to our research staff over the past decade. As a result, we have broadened our reach and begun studying dozens of businesses for the first time. In 2011, we added 14 new positions to the Fund and sold two, leaving us with a net addition of 12 securities. As recently as 1999, we had fewer than 12 stocks in the Fund in total.

It is a bit of a paradox that we’re holding so much cash at a time when we own more stocks than ever before. However, we have been cautious buyers and that has resulted in a somewhat lopsided portfolio. The 12 smallest positions in the Fund cumulatively amount to 1.5% of our holdings. Similarly, we made quite a few investments in 2011, but none of them at year-end amounted to more than 1% of the Fund’s assets.

There are several reasons why we hold so many stocks that cumulatively amount to a non-material portion of the Fund’s assets. While we bought a lot of stocks last year, with benefit of hindsight it appears we were a bit too cheap. As stock prices zigged and zagged, we tried to remain disciplined purchasers. We ended up buying tiny amounts of a number of stocks that briefly touched our buy prices and then quickly moved higher. We presumed continued market volatility would create more chances for us to buy shares. Too frequently, however, we ended up bottom-ticking the shares and owning immaterial amounts of stock. In most cases, we’ve opted to continue holding these small positions in the hope that we may get a chance to buy more shares in the future.

Sequoia investors should be prepared to own a portfolio of 50 or more stocks and should not be surprised if a number of these positions amount to “rounding errors.” We like following and owning smaller, more entrepreneurial companies but these stocks can be difficult to buy. It can take weeks of trading to accumulate a full position. As we will not sacrifice price discipline to acquire a stock in size, there will be times when we end up with fractional positions.

Even as the portfolio grows, we expect that a relatively small number of holdings will continue to represent the lion’s share of Sequoia.

Looking ahead, we humbly submit that we have no idea what the stock market will do in 2012. The reader is no doubt aware of the budget situations in the United States, Europe and Japan, and the threat they pose to long-term economic growth in the developed world. The faster growing economies of the emerging world suffer from their own structural inefficiencies that could disrupt their upward path. At the same time, corporate America arguably has never been stronger: profit margins are high, balance sheets are healthy, labor productivity continues to improve faster than wages.

Rather than try to guess what might happen next, we think it more prudent to own a portfolio of market-leading companies that earn high returns on capital, boast strong balance sheets and self-fund their growth. We try to invest in high-quality management teams and to identify businesses with many years of growth ahead of them.

Throughout our history we have preferred to speak to our investors directly and clearly. We meet with Sequoia shareholders once a year, usually in May, and answer questions for several hours. Otherwise, we do not court publicity. We have no marketing arm. As a result, we were perhaps unprepared for the impact the Morningstar award had on the Fund. To our new investors, welcome. Our goal today is the same as it has always been: to own a portfolio of businesses that have been vigorously researched and carefully purchased, which consequently can outperform the broader stock market over many years. We have a proud history but we are looking forward, always.

You should be aware that our large cash position could act as an anchor on returns in a prolonged bull market. Conversely, in a bear market the cash might cushion the blow to stocks and provide us with flexibility to make new investments. Investors should remember that a concentrated portfolio of stocks will not track the results of the S&P Index from year to year. Over time, a well-selected portfolio should outperform the Index. We believe the current portfolio will generate satisfactory returns over time for Sequoia shareholders.

Sincerely,

Richard T. Cunniff Vice Chairman	Robert D. Goldfarb President	David M. Poppe Executive Vice President

February 6, 2012

THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND, INC. ANNUAL INVESTOR DAY WILL BE HELD AT 10 A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 18, 2012 AT THE ST. REGIS HOTEL, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022

Management’s Discussion of Fund Performance (Unaudited)

The total return for the Sequoia Fund was 13.2% in 2011. This compares with the 2.1% return of the S&P 500 Index. Our investment philosophy is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

The table below shows the 12-month stock total return for the Fund’s major positions at the end of 2011.

Position	% of assets 12/31/11	Total return	% of assets 12/31/10
Valeant Pharmaceuticals	10.8%	65.0%	9.2%
Berkshire Hathaway	10.0%	-4.7%	10.7%
TJX	6.8%	47.4%	6.3%
Fastenal	6.2%	48.5%	6.0%
Advance Auto Parts	3.6%	5.7%	2.9%
Idexx Laboratories Inc.	3.3%	11.2%	6.4%
Mohawk Industries	3.3%	5.4%	4.3%
Precision Castparts	3.2%	18.5%	3.8%
Rolls-Royce	2.9%	19.4%	3.5%
O'Reilly Automotive	2.7%	32.3%	2.9%

The outperformance vs. the Index in 2011 was driven by strong performance of the Fund’s equity holdings. Nine of the Fund’s 10 largest holdings outperformed the Index, and these 10 holdings constituted 52.8% of the Fund’s assets under management at year-end. During the year, investors committed $930 million of cash to the Fund, net of withdrawals. As a result, some securities which performed well during the year declined as a percentage of the Fund’s assets as we failed to buy more shares as cash flowed into the Fund.

At year-end, the Fund was 78.5% invested in common stocks and 21.5% invested in cash and Treasury Bills.

Our largest holding, Valeant, had a busy year. Many of its end markets and products grew nicely. Overall, we believe Valeant generated about 8% organic revenue growth in 2011, led by its U.S. Dermatology unit that grew more than 20%. Full year numbers have not been reported yet, but we estimate that the European, Canada/Australia, and Latin America divisions will also generate double digit organic growth in 2011. This growth was partially offset by declines in the U.S. Neurology and Other division, led notably by a double digit decrease in sales of the antidepressant Wellbutrin XL.

On the acquisition front, Valeant was involved in several transactions including PharmaSwiss, Sanitas, Ortho Dermatologics, Dermik, and iNova. The PharmaSwiss and Sanitas acquisitions should increase Valeant’s European business to well over $600 million in revenues in 2012, which would put Europe at close to 20% of the total business. Ortho Dermatologics and Dermik will help Valeant become one of the leading dermatology companies in the world with over $1 billion in revenues. iNova increased Valeant’s presence in Australia and helped it establish footholds in South Africa and Southeast Asia. Management is optimistic that the new positions in Southeast Asia, South Africa and Russia represent future growth platforms for Valeant.

As we discussed in last year’s report, we like Valeant’s approach to the pharmaceutical business. In an industry marked by heavy spending on unproductive research and development, Valeant over a period of years has acquired a stable of older branded drugs, generic and OTC drugs. Many of its drugs are steady sellers in niche categories of dermatology or neurology. In our view, Valeant is essentially a value investor in pharmaceutical products.

Berkshire Hathaway’s look-through earnings likely improved only slightly in 2011, but this may mask a more impressive increase in earnings power. Berkshire’s sometimes volatile insurance underwriting profits declined sharply due to record global catastrophe losses, with two devastating earthquakes in New Zealand and Japan, record floods in Thailand, and heavy losses from US tornados.

Despite these unusually high catastrophe losses, Berkshire’s underlying performance improved. GEICO’s voluntary auto policy sales increased at double digit rates and retention was up, a medical malpractice unit was acquired, and Gen Re bid for an Asian life company, all building a platform for stronger future results. Outside the insurance units, Berkshire spent more than $10 billion to buy Lubrizol and an additional 16.5% interest in Marmon, both of which will add to future earnings power. We think the investment portfolio grew in size. While $11 billion of high-yielding securities in Goldman Sachs, GE and Swiss Re were called away, Berkshire spent an equal amount on IBM common generating look-through earnings equal to the lost investment income.

The rest of the company’s profits rose at a mid-teens rate as the large non-insurance units — the Burlington Northern railroad, IMC Metalworking, the mini-conglomerate Marmon, and Midamerican Energy — all generated fine results. Operating profits were boosted by the partial-year ownership of Lubrizol and the larger share of Marmon. At year-end, Midamerican spent $3 billion for two Western solar facilities that have long-term contracts to sell electricity to California utilities at premium prices. Berkshire also bought back shares to take advantage of an historically low valuation.

We have held shares of TJX in the Fund for 11 years. The company has been a very good performer for a long time, but earnings growth has accelerated in recent years. TJX is the largest off-price apparel and home goods retailer in the United States, Canada and the UK and has a presence in Poland and Germany. The long-term struggle of U.S. department stores to remain relevant to shoppers has been a boon to TJX. As apparel vendors search for new channels for growth, off-price retailers have become increasingly powerful in the marketplace. TJX not only continues to source high-quality goods from a vast roster of vendors, it has enjoyed steadily rising margins for several years as it buys goods on favorable terms. In 2007, TJX earned $0.84 per share. We believe earnings per share for 2011, which will be reported later in February, will approach $2.00, accounting for a recent stock split. This would represent a four-year growth rate of 24%. We don’t expect this kind of growth to continue indefinitely, but TJX earns extremely high returns on capital, enjoys ample free cash flows and returns most of that free cash to its owners in the form of dividends and stock buybacks. We believe there is room to grow the store base by roughly 5% per year for several more years, and the company typically repurchases 4% – 6% of its shares annually, leaving it well-positioned to keep growing earnings at low-double digit rates.

We have held shares in Fastenal, a broad-line industrial distributor with a specialty in industrial fasteners, for 11 years. Fastenal’s 2011 results provided a worthy encore to its outstanding performance in 2010. Revenue increased by 21.9%, and Fastenal’s exceptionally energetic and frugal management team leveraged that result into a 34.8% increase in net income. At the end of 2011, Fastenal operated 2,585 branch locations, and as the law of large numbers takes hold, the company relies less and less on new store openings to drive its growth. However, the company continues to find creative ways to invest in its store base so that its branches grow faster than GDP for many years after they are opened. In 2009, the company embarked on an effort to automate the sale of certain industrial products by installing vending machines and automated lockers at customer work sites. These machines make the sales process more efficient and save money for Fastenal’s customers by reducing waste at the point of sale. In the first two years of the program, Fastenal installed 1,925 machines at customer locations. In 2011, it installed 5,528 machines and built the capacity to install 10,000 annually in the future. Though still in its early stages, Fastenal’s automated solutions initiative shows enormous potential, and Fastenal’s large branch network enables it to stock and service the machines more efficiently than its competitors. Though Fastenal’s results will fluctuate with the industrial economy, its prospects for continued rapid growth in 2012 are excellent.

At the end of 2011, Advance Auto Parts and O’Reilly Automotive were the fifth- and tenth-largest positions in the Fund, respectively, and together constituted 6.2% of our assets. Auto parts retail is a difficult business for all but the most efficient players. An auto parts retailer must carry literally thousands of hard parts for hundreds of models of cars. Not many people walk in the door needing an alternator for a 1994 Ford, but the person who does is probably experiencing a crisis. The retailer who can manage a substantial investment in slow-turning parts inventory is able to earn a high margin on sales.

Faced with a proliferation of parts, even commercial garages are increasingly relying on the neighborhood auto parts store to act as their local warehouse. As Americans are keeping their cars longer than before, the volume of repairs and accompanying demand for parts rises steadily.

We’ve always liked O’Reilly for its industry-leading distribution network, allowing for wide inventory coverage and prompt delivery of parts to commercial garages. The company is led by a talented and experienced team dedicated to growing the store base, expanding parts coverage, and returning excess cash to shareholders through stock buybacks. O’Reilly continues to do an excellent job integrating CSK, a Western auto parts chain it acquired in 2008. The company has a solid balance sheet and generates ample free cash flows, which should enable it to grow its store base by 3%-4% annually while sustaining stock buybacks.

We bought Advance Auto Parts in 2009 after a new management team had taken over. The company has executed an impressive turnaround since then. Looking ahead, management is focused on improving its service to commercial garages. Advance Auto Parts bought back stock worth 14% of its market capitalization in 2011 while maintaining a strong balance sheet. We think Advance can expand its store base by 3% – 4% annually and continue to buy back substantial amounts of stock.

Idexx performed well in 2011, generating solid revenue growth and high-teens earnings growth thanks to a slight recovery in the veterinary end market, the ramp up of its new ProCyte hematology instrument, continued share gains in reference laboratories and one-time gains from production animal disease eradication programs in Europe. While we continue to like the company’s prospects and are impressed with its execution in a still sluggish market for animal healthcare, we trimmed our position in 2011 at prices we found attractive given our expectations for the business.

As a major producer of floor coverings, the fortunes of Mohawk Industries are tied to housing and commercial construction. In 2011, total sales for Mohawk rose about 5% as home remodeling spending grew only fitfully. For the year, commercial sales were stronger than residential. Much of Mohawk’s gains came from higher prices, as the company was able to pass along raw material cost increases. We believe Mohawk gained market share in nearly all of its product categories and geographies, thanks to new products and superior distribution. Management continued to cut costs, resulting in operating earnings that handily outpaced the increase in sales. If market conditions improve in 2012, Mohawk’s leaner cost structure should allow it to generate strong earnings leverage on sales growth.

The fiscal year of Precision Castparts ends in March. Through the first nine months of the fiscal year, sales advanced 16% and EPS grew 18%. The company is on track to earn about $8.40 for fiscal 2012, up from $7.01 a year ago. Precision has deployed its prodigious cash flow on acquisitions. It created a new platform in aerospace structural components with the $800 million-acquisition of Primus International. In addition, it beefed up its fastener and forgings businesses with two small acquisitions and added to its technical capability in oil & gas pipes with two other acquisitions. The deal making in the oil patch paid off in September when it won a large order to supply specialty pipe to Saudi Aramco with a unique offering that allows customers to pump more oil in less time. Precision has since won an order even larger than the first. We expect more growth from Precision this year as Boeing and Airbus raise production rates. Despite last year’s activity, Precision still has more cash than debt on its balance sheet, giving it plenty of flexibility to make more acquisitions.

At Rolls-Royce, new CEO John Rishton had a busy and fruitful start to his tenure. Most importantly, Rishton began to focus Rolls on areas where the company stood to improve, including cash generation, cost structure and customer service. He also successfully extracted the company from its legacy narrow body civil engine joint-venture with Pratt & Whitney (IAE) for an attractive price, positioned Rolls as exclusive supplier for the Airbus A350-1000, further secured the company’s strong position on the A350 program, and closed the tricky Tognum acquisition which will begin to bear fruit in 2012. While Rolls had not released its 2011 results as of the writing of this letter, both we and the markets expect the company to report mid-to-high single digits revenue growth and low-to-mid-teens earnings growth in the year past.

The Fund made a number of new investments in 2011, adding 14 new securities to the Fund while parting with two holdings. However, none of the new purchases amounted to more than 1% of assets of year-end. Our largest investment during the year was in Corning, the glass maker. We were attracted to Corning’s dominant position in the lucrative business of supplying glass for the liquid crystal displays found in flat-screen TVs, computer monitors, and mobile phones. Only three other companies in the world are capable of producing this highly specialized glass in any volume. Unfortunately, the reality of consumer electronics is that as gadgets get cheaper every year component suppliers face constant deflation, too. As sales growth of flat-screen TVs slowed in 2011, glass manufacturers reduced inventory under severe price pressure. It also suffered from a customer defection at one of its joint ventures. Consequently, net income fell by 21%. Going forward, the company's performance will chiefly turn on its ability to moderate glass price declines. In the meantime the business is highly cash generative and management has the chance to deploy the proceeds in constructive ways such as its recently initiated stock repurchase plan.

We added to a number of our existing holdings during the year as new cash flowed into the Fund. We did not exit any significant positions during the year.

Comparison of a change in value of a $10,000 investment in Sequoia Fund and the S&P 500 Index*

The performance shown above represents past performance and does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown.

* The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations.

SECTOR BREAKDOWN (UNAUDITED)

As of December 31, 2011	Percent of Net Assets
U.S. Government Obligations	21.10
Healthcare	12.44
Diversified Companies	9.98
Retailing	9.50
Aerospace/Defense	7.07
Auto Parts	6.24
Industrial & Construction Supplies	6.17
Miscellaneous Securities	4.18
Veterinary Diagnostics	3.29
Flooring Products	3.24
Information Processing	2.26
Internet Software & Services	2.13
IT Consulting & Other Services	1.78
Industrial Gases	1.50
Transportation Services	1.37
Other	7.75
100.00

FEES AND EXPENSES OF THE FUND
(UNAUDITED)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Annual Fund Operating Expenses

Management Fees	1.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses*	1.04%

* Does not reflect Ruane, Cunniff & Goldfarb Inc.’s (“Ruane, Cunniff & Goldfarb”) contractual reimbursement of a portion of the Fund’s operating expenses. This reimbursement is a provision of Ruane, Cunniff & Goldfarb’s investment advisory agreement with the Fund and the reimbursement will be in effect only so long as that investment advisory agreement is in effect. For the year ended December 31, 2011, the Fund’s annual operating expenses net of such reimbursement was 1.00%.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Actual	$1,000	$1,014.10	$5.08
Hypothetical (5% return per year before expenses)	$1,000	$1,020.16	$5.09

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SEQUOIA FUND, INC.
Schedule of Investments
December 31, 2011

COMMON STOCKS (78.48%)

Shares		Value (Note 1)
	ADVERTISING (0.85%)
933,743	Omnicom Group Inc.	$41,626,263
	AEROSPACE/DEFENSE (7.07%)
947,406	Precision Castparts Corp.	156,123,035
23,161,200	Qinetiq Group plc (United Kingdom)	47,712,072
12,376,114	Rolls-Royce Group plc (United Kingdom)	143,501,042
		347,336,149
	AUTO PARTS (6.24%)
2,500,000	Advance Auto Parts, Inc.	174,075,000
1,656,139	O’Reilly Automotive Inc. *	132,408,313
		306,483,313
	CONSTRUCTION EQUIPMENT (0.68%)
1,520,736	Ritchie Bros. Auctioneers Incorporated	33,577,851
	CRUDE OIL & GAS PRODUCTION (0.14%)
179,508	Canadian Natural Resources Limited	6,708,214
	DIVERSIFIED COMPANIES (9.98%)
3,288	Berkshire Hathaway Inc. Class A *	377,314,407
1,484,201	Berkshire Hathaway Inc. Class B *	113,244,536
		490,558,943
	DIVERSIFIED MANUFACTURING (0.73%)
765,664	Danaher Corporation	36,016,835
	ELECTRONIC MANUFACTURING SERVICES (0.56%)
638,349	Trimble Navigation Limited *	27,704,347
	FLOORING PRODUCTS (3.24%)
2,656,923	Mohawk Industries Inc. *	159,016,842
	FREIGHT TRANSPORTATION (0.21%)
256,500	Expeditors International Inc.	10,506,240
	GLASS TECHNOLOGY (0.80%)
3,016,800	Corning Inc.	39,158,064
	HEALTHCARE (12.44%)
418,000	Becton, Dickinson and Company	31,232,960
529,800	Perrigo Company	51,549,540
11,320,000	Valeant Pharmaceuticals International Inc. *	528,530,800
		611,313,300
	INDUSTRIAL & CONSTRUCTION SUPPLIES (6.17%)
6,950,768	Fastenal Company	303,122,992

Shares		Value (Note 1)
	INDUSTRIAL GASES (1.50%)
688,661	Praxair, Inc.	$73,617,861
	INFORMATION PROCESSING (2.26%)
298,457	MasterCard Inc.	111,270,739
	INSURANCE BROKERS (0.52%)
1,124,830	Brown & Brown Inc.	25,454,903
	INTERNET SOFTWARE & SERVICES (2.13%)
162,271	Google Inc. *	104,810,839
	INVESTMENT BANKING & BROKERAGE (0.80%)
435,000	The Goldman Sachs Group Incorporated	39,337,050
	IT CONSULTING & OTHER SERVICES (1.78%)
477,000	International Business Machines Corp.	87,710,760
	LABORATORY SUPPLIES (0.06%)
19,247	Mettler-Toledo International Inc. *	2,842,974
	PROPERTY & CASUALTY INSURANCE (0.75%)
6,237,236	Hiscox Ltd. (United Kingdom)	36,188,443
21,000	Verisk Analytics, Inc. *	842,730
		37,031,173
	RENEWABLE ENERGY (0.35%)
343,000	First Solar, Inc. *	11,579,680
99,785	SMA Solar Technology AG (Germany)	5,573,092
		17,152,772
	RETAILING (9.50%)
39,666	Costco Wholesale Corporation	3,304,971
1,471,375	Target Corporation	75,363,828
5,134,190	TJX Companies, Inc.	331,411,965
949,032	Wal-Mart Stores, Inc.	56,714,152
		466,794,916
	SPECIALTY CHEMICALS (0.88%)
1,534,809	Croda International plc (United Kingdom)	43,008,418
	TRANSPORTATION SERVICES (1.37%)
1,602,520	World Fuel Services Corp.	67,273,789
	VETERINARY DIAGNOSTICS (3.29%)
2,102,048	Idexx Laboratories Inc. † *	161,773,614
	Miscellaneous Securities (4.18%) (a)	205,273,055
	TOTAL COMMON STOCKS (Cost $2,082,195,918)	$3,856,482,216

Principal Amount		Value (Note 1)
	U.S. GOVERNMENT OBLIGATIONS (21.10%)
$1,037,000,000	U.S. Treasury Bills, 0.000% – 0.005% due 3/29/2012 through 6/21/12	$1,036,835,740
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,036,927,849)	1,036,835,740
	TOTAL INVESTMENTS (99.58%) (Cost $ 3,119,123,767) ††	4,893,317,956
	OTHER ASSETS LESS LIABILITIES (0.42%)	20,714,311
	NET ASSETS (100.00%)	$4,914,032,267

†	Refer to Note 7.
††	The cost for federal income tax purposes is identical.
*	Non-income producing.
(a)	“Miscellaneous Securities” include holdings in their initial period of acquisition that have not previously been publicly disclosed.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

Valuation Inputs	Common Stocks	U.S. Government Obligations	Total
Level 1 – Quoted Prices	$3,856,482,216	$—	$3,856,482,216
Level 2 – Other Significant Observable Inputs	$—	$1,036,835,740	$1,036,835,740
Total	$3,856,482,216	$1,036,835,740	$4,893,317,956

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Statement of Assets and Liabilities
December 31, 2011

ASSETS
Investments in securities, at value (cost $3,119,123,767) (Note 1)	$4,893,317,956
Cash on deposit with custodian	4,683,320
Receivable for capital stock sold	30,327,396
Dividends receivable	2,179,934
Other assets	34,665
Total assets	4,930,543,271
LIABILITIES
Payable for capital stock repurchased	1,633,104
Payable for investment securities purchased	10,833,834
Accrued investment advisory fee	3,883,384
Accrued other expenses	160,682
Total liabilities	16,511,004
Net assets applicable to 33,773,628 shares of capital stock outstanding (Note 4)	$4,914,032,267
Net asset value, offering price and redemption price per share	$145.50
NET ASSETS CONSIST OF
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized	$3,139,889,451
Accumulated net realized losses on investments (Note 5)	(51,373)
Unrealized appreciation	1,774,194,189
Total Net Assets	$4,914,032,267

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Statement of Operations
Year Ended December 31, 2011

INVESTMENT INCOME
Income
Dividends, net of $1,264,547 foreign tax withheld	$27,896,052
Interest	297,290
Total income	28,193,342
Expenses
Investment advisory fee (Note 2)	42,171,509
Legal and auditing fees	139,280
Stockholder servicing agent fees	620,385
Custodian fees	80,000
Directors fees and expenses (Note 6)	276,960
Other	138,866
Total expenses	43,427,000
Less expenses reimbursed by Investment Adviser (Note 2)	1,105,000
Net expenses	42,322,000
Net investment loss	(14,128,658)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized gain (loss) on
Investments
Unaffiliated companies	5,172,306
Affiliated companies (Note 7)	53,437,362
Foreign currency transactions	(184,809)
Net realized gain on investments and foreign currencies	58,424,859
Net increase (decrease) in unrealized appreciation on
Investments
Unaffiliated companies	487,600,517
Affiliated companies (Note 7)	(32,371,691)
Net increase in unrealized appreciation on investments	455,228,826
Net realized and unrealized gain on investments and foreign currencies	513,653,685
Net increase in net assets from operations	$499,525,027

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Statements of Changes in Net Assets

	Year Ended December 31,
	2011	2010

INCREASE/(DECREASE) IN NET ASSETS
From operations
Net investment loss	$(14,128,658)	$(28,404)
Net realized gain on investments and foreign currencies	58,424,859	154,230,924
Net increase in unrealized appreciation on investments	455,228,826	406,099,002
Net increase in net assets from operations	499,525,027	560,301,522
Distributions to shareholders from
Net realized gains	(26,579,640)	(43,650,447)
Return of capital	—	(8,344,749)
Capital share transactions (Note 4)	953,372,241	111,636,350
Total increase	1,426,317,628	619,942,676
NET ASSETS
Beginning of period	3,487,714,639	2,867,771,963
End of period (including undistributed net investment income of $0 and $0, respectively)	$4,914,032,267	$3,487,714,639

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Notes to Financial Statements

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES

Sequoia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A.	Valuation of investments: Investments are carried at market value or at fair value as determined under the supervision of the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with the NASDAQ Official Closing Price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the Official Closing Price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on that day.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

When reliable market quotations are insufficient or not readily available at time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors.

Foreign currencies: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B.	Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C.	Federal income taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.
D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
E.	General: Dividends and distributions are recorded by the Fund on the ex-dividend date.
F.	Indemnification: The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE 2—INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO INTERESTED PERSONS

The Fund retains Ruane, Cunniff & Goldfarb Inc. as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”) provides the Fund with investment advice, administrative services and facilities.

Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund’s average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2011 and the Investment Adviser reimbursed the Fund $1,105,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

For the year ended December 31, 2011, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $42,171,509 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $384,399 to Ruane, Cunniff & Goldfarb LLC, the Fund’s distributor. Certain officers of the Fund are also officers of the Investment Adviser and the Fund’s distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund’s capital shares during the year ended December 31, 2011.

NOTE 3—PORTFOLIO TRANSACTIONS

The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2011 were $747,744,657 and $149,578,834, respectively. Included in proceeds of sales is $44,993,444 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $32,041,839.

At December 31, 2011 the aggregate gross tax basis unrealized appreciation and depreciation of securities were $1,872,069,077 and $97,874,888, respectively.

NOTE 4—CAPITAL STOCK

At December 31, 2011 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2011 and 2010 were as follows:

	2011		2010
	Shares	Amount	Shares	Amount
Shares sold	9,689,248	$1,352,679,953	3,352,182	$406,319,850
Shares issued to stockholders on reinvestment of
Net realized gains on investments	161,791	23,013,168	283,070	35,256,313
Return of capital	—	—	53,730	6,750,472
	9,851,039	1,375,693,121	3,688,982	448,326,635
Shares repurchased	3,054,283	422,320,880	2,807,613	336,690,285
Net increase	6,796,756	$953,372,241	881,369	$111,636,350

NOTE 5—FEDERAL INCOME TAXES

Distributions to shareholders are determined in accordance with Federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on Federal income tax regulations. During the year ended December 31, 2011 permanent differences primarily due to realized gains on redemptions in kind not recognized for tax purposes and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in accumulated net realized gains of $31,863,592 with a corresponding increase in paid in surplus of $17,734,934, and a decrease to accumulated net investment loss of $14,128,658. These reclassifications had no effect on net assets.

The tax character of distributions paid during 2011 and 2010 was as follows:

	2011	2010
Distributions paid from
Long-term capital gains	$26,579,640	$43,650,447
Return of capital	—	8,344,749
Total distributions	$26,579,640	$51,995,196

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Deferred post-October losses	$(51,373)
Unrealized appreciation	1,774,194,189
$1,774,142,816

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open years (tax years ended December 31, 2008 through December 31, 2011) and has concluded that no provision for unrecognized benefits or expenses is required in these financial statements.

NOTE 6—DIRECTORS FEES AND EXPENSES

Directors who are not deemed “interested persons” receive fees of $10,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors’ meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2011 was $276,960.

NOTE 7—AFFILIATED COMPANIES

Portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as “affiliated companies.” As of December 31, 2010, the Fund held one investment which was an affiliated company as defined above. The summary of transactions for the affiliate during the year ended December 31, 2011 is provided below:

	Purchases		Sales		Realized Gain	Dividend Income
Affiliate	Shares	Cost	Shares	Cost
Idexx Laboratories Inc.	—	—	1,138,530	$30,167,504	$53,437,362	—

As of December 31, 2011, the Fund had no investments in companies that would be deemed to be affiliated companies.

NOTE 8—SUBSEQUENT EVENTS

Accounting principles generally accepted in the United States of America require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NOTE 9—NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statement has not been determined.

NOTE 10—FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2011	2010		2009		2008	2007
Per Share Operating Performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$129.29	$109.90		$95.27		$139.12	$152.75
Income from investment operations
Net investment income (loss)	(0.42)	(0.00	)(a)	0.00	(a)	0.40	0.46
Net realized and unrealized gains (losses) on investments	17.45	21.35		14.65		(37.11)	13.48
Total from investment operations	17.03	21.35		14.65		(36.71)	13.94
Less distributions
Dividends from net investment income	—	—		(0.02)		(0.42)	(0.45)
Distributions from net realized gains	(0.82)	(1.65)		(0.00	)(a)	(6.72)	(27.12)
Return of capital	—	(0.31)		—		—	—
Total distributions	(0.82)	(1.96)		(0.02)		(7.14)	(27.57)
Net asset value, end of period	$145.50	$129.29		$109.90		$95.27	$139.12
Total Return	13.19%	19.50%		15.38%		(27.03)%	8.40%
Ratios/Supplementary data
Net assets, end of period (in millions)	$4,914.0	$3,487.7		$2,867.8		$2,486.2	$3,513.5
Ratio of expenses to average net assets
Before expense reimbursement	1.03%	1.04%		1.05%		1.04%	1.03%
After expense reimbursement	1.00%	1.00%		1.01%		1.00%	1.00%
Ratio of net investment income (loss) to average net assets	(0.34)%	(0.00)%		0.01%		0.33%	0.29%
Portfolio turnover rate	3%	23%		15%		12%	13%

(a)	Represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Sequoia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sequoia Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 21, 2012

APPROVAL OF ADVISORY CONTRACT
(UNAUDITED)

At a meeting held on December 5, 2011, the Board of Directors of Sequoia Fund, Inc. (the “Fund”), including a majority of the independent directors, evaluated and approved the renewal of the advisory contract between the Fund and Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”). In approving the renewal of the advisory contract, the directors considered all information they deemed reasonably necessary to evaluate the terms of the contract.

Nature, Extent and Quality of Services.  The directors reviewed the nature, extent and quality of the services provided by the Investment Adviser to the Fund. They considered information describing the personnel responsible for the day-to-day management of the Fund, the Investment Adviser’s existing and planned staffing levels and changes to the staffing levels that had occurred since the last contract renewal. The directors also considered the Investment Adviser’s research capability and overall reputation and the Investment Adviser’s representation that it had no current plans to change the manner in which it managed the Fund. They considered information concerning the Investment Adviser’s compliance policies and procedures, which are reasonably designed to, among other things, prevent violations of the Investment Advisers Act of 1940 and the rules thereunder and address the Investment Adviser’s conflicts of interest in providing services to the Fund and its other advisory clients. Based on these factors, the directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the advisory contract.

Investment Performance.  The directors reviewed the Fund’s performance under the Investment Adviser’s management. They considered information reflecting the Fund’s performance and the performance of the S&P 500 Index for the first 10 months of 2011. The directors noted that for the first 10 months of 2011, the Fund generated a total return of 8.6% and the S&P 500 Index generated a return of 1.3%. They reviewed information concerning those portfolio holdings that contributed most to the Fund’s performance during that period and those portfolio holdings that contributed least to the Fund’s performance. They also considered the Fund’s performance compared to the performance of peer-group funds for the year-to-date period ended October 31, 2011, and the 3-year, 5-year and 10-year periods ended October 31, 2011. They considered the source of the information and discussed the performance of certain funds included in the peer group and the performance of the S&P 500 Index relative to the Fund’s performance. The directors considered the Fund’s performance in light of information provided by the Investment Adviser concerning the performance of the Investment Adviser’s other advisory accounts. The directors concluded that the Fund’s overall performance was satisfactory.

Fees.  Next, the directors examined the fees paid to the Investment Adviser under the advisory contract and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, peer-group funds. They reviewed information showing that the Fund’s expense ratio was 1.00% and that the average expense ratio for the peer-group funds was 1.13%. They considered the Investment Adviser’s obligation under the advisory contract to reimburse the Fund for the excess, if any, in any year of the Fund’s operating expenses over 1½% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million. The directors also considered information regarding the fees charged by the Investment Adviser to its other advisory accounts. Based on these and other factors, the directors determined that the fees charged by the Investment Adviser to the Fund under the advisory contract were reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.

Profitability and Other Benefits to the Investment Adviser.  The directors considered information concerning the profitability of the Fund to the Investment Adviser for the 10-month period ended October 31, 2011. They also considered other benefits to the Investment Adviser and its affiliates as a result of their relationship with the Fund, including a written analysis of the amounts and rates of brokerage commissions paid by the Fund to Ruane, Cunniff & Goldfarb LLC, a registered broker-dealer that is an affiliate of the Investment Adviser, during those months. Based on these factors, the directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the contract.

Economies of Scale.  The directors considered information concerning economies of scale and whether the existing fees paid by the Fund to the Investment Adviser might require adjustment in light of any economies of scale. The directors determined that no modification of the existing fee level was necessary because, among other things, the Fund’s total annual expense ratio was comparable to the average expense ratio of the peer-group funds.

In light of the Fund’s performance, the extent and quality of the Investment Adviser’s provision of advisory and other services, the reasonableness of the Fund’s advisory fee compared to the advisory fee of peer-group funds and other factors, the directors concluded that retention of the Investment Adviser was in the best interest of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the directors. Based upon such conclusions, the directors, including a majority of the independent directors, approved the renewal of the advisory contract.

Information about Sequoia Fund Officers and Directors:
(Unaudited)

The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

Name, Age, and Address	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Richard T. Cunniff, 88 767 Fifth Avenue New York, NY 10153	Vice Chairman & Director	Term — 1 Year & Length of Time served — 41 Years	Vice Chairman & Director of Ruane, Cunniff & Goldfarb Inc.	None
Robert D. Goldfarb, 67 767 Fifth Avenue New York, NY 10153	President & Director	Term — 1 Year & Length of Time served — 33 Years	Chairman & Director of Ruane, Cunniff & Goldfarb Inc.	None
David M. Poppe, 46 767 Fifth Avenue New York, NY 10153	Executive Vice President & Director	Term — 1 Year & Length of Time served — 8 Years	President & Director of Ruane, Cunniff & Goldfarb Inc.	None
Joseph Quinones, Jr., 66 767 Fifth Avenue New York, NY 10153	Vice President, Secretary, Treasurer & Chief Compliance Officer	Term — 1 Year & Length of Time served — 16 Years	Vice President, Secretary, Treasurer & Chief Compliance Officer of Ruane, Cunniff & Goldfarb Inc.	None
Michael Valenti, 42 767 Fifth Avenue New York, NY 10153	Assistant Secretary	Term — 1 Year & Length of Time served — 5 Years	Administrator of Ruane, Cunniff & Goldfarb Inc.	None
C. William Neuhauser, 85 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 37 Years	Retired	None
Robert L. Swiggett, 89 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 41 Years	Retired	None
Sharon Osberg, 62 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 8 Years	Consultant Internet Mobile Technology	None
Roger Lowenstein, 57 767 Fifth Avenue New York, NY 10153	Director — Chairman of the Board	Term — 1 Year & Length of Time served — 13 Years	Writer major Financial and News Publications	None
Vinod Ahooja, 60 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 11 Years	Retired	None

Other information (Unaudited)

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain year to date performance as of the most recent month end, and a copy of the prospectus by calling 1-800-686-6884, or on the Fund’s website at http://www.sequoiafund.com. Please read the prospectus carefully before investing.

Shares of the Fund are offered through the Fund’s distributor, Ruane, Cunniff & Goldfarb LLC. Ruane, Cunniff & Goldfarb LLC is an affiliate of Ruane, Cunniff & Goldfarb Inc. and is a member of FINRA. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information regarding the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund’s web site at http://www.sequoiafund.com/fund-reports.htm.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund’s web site at www.sequoiafund.com and use the “Shareholder Information” link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission’s web site at www.sec.gov or by calling DST Systems, Inc. at (800) 686-6884.

SEQUOIA FUND, INC.
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798
(800) 686-6884
Website: www.sequoiafund.com

DIRECTORS

Richard T. Cunniff
Robert D. Goldfarb
David M. Poppe
Vinod Ahooja
Roger Lowenstein, Chairman of the Board
C. William Neuhauser
Sharon Osberg
Robert L. Swiggett

OFFICERS

Richard T. Cunniff	— Vice Chairman
Robert D. Goldfarb	— President
David M. Poppe	— Executive Vice President
Joseph Quinones, Jr.	— Vice President, Secretary, Treasurer & Chief Compliance Officer
Michael Valenti	— Assistant Secretary

INVESTMENT ADVISER

Ruane, Cunniff & Goldfarb Inc.
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DISTRIBUTOR

Ruane, Cunniff & Goldfarb LLC
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

CUSTODIAN

The Bank of New York
MF Custody Administration Department
One Wall Street, 25th Floor
New York, New York 10286

REGISTRAR AND SHAREHOLDER SERVICING AGENT

DST Systems, Inc.
P.O. Box 219477
Kansas City, Missouri 64121

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR, and also made available on the Fund's website at: http://www.sequoiafund.com/si-code-of-ethics.htm. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

	December 31, 2011	December 31, 2010
Audit Fees	$30,500	$30,500
Audit-Related Fees	n/a	n/a
Tax Fees	$4,000	$4,000
Other Fees	n/a	n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.

(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $22,500 and $22,500, respectively.

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS - INCLUDED IN ITEM 1, REPORTS TO STOCKHOLDERS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED. PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:	/s/ Robert D. Goldfarb
Robert D. Goldfarb
President and Principal Executive Officer

Date:	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert D. Goldfarb
Robert D. Goldfarb
President and Principal Executive Officer

Date:	February 27, 2012

By:	/s/ Joseph Quinones, Jr.
Joseph Quinones, Jr.
Vice President, Secretary, Treasurer

Date:	February 27, 2012